EXHIBIT 10.59

AMERICAN CAPITAL, LTD.

LOCK UP AGREEMENT

This LOCK UP AGREEMENT (this “Agreement”), dated as of November 20, 2009, is entered into by and among American Capital, Ltd., a Delaware corporation (the “Company”), and each of the undersigned creditors of the Company (each a “Consenting Creditor” and, collectively, the “Consenting Creditors”). The Consenting Creditors, the Company and any subsequent creditor of the Company that becomes a party hereto in accordance with the terms hereof (also, a “Consenting Creditor”) are referred to herein as the “Parties.”

RECITALS

WHEREAS, the Company intends to enter into an out-of-court exchange of loans and securities (the “Exchange”) in accordance with the terms set forth in the term sheet attached hereto as Exhibit A (the “Term Sheet”) and, in the case of the Private Noteholders and the Public Noteholders (as defined below), on terms that are consistent with and no more favorable than those set forth in the Term Sheet (the “Private/ Public Terms”), in respect of:

(i) all of the Company’s outstanding obligations under that certain Credit Agreement, dated as of May 16, 2007, by and among the Company, Wachovia Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”), and the banks and other financial institutions that are parties thereto from time to time (the “RLOC Lenders”), as amended by the First Amendment dated as of December 7, 2007 and the Second Amendment dated as of September 29, 2008 (as so amended and as hereinafter amended from time to time, the “Credit Agreement”);

(ii) the Company’s outstanding $82,000,000 5.92% Senior Notes, Series A, due September 1, 2009 (the “5.92% Notes”), which were issued pursuant to that certain Note Purchase Agreement, dated as of September 1, 2004, by and among the Company and the purchasers party thereto, as amended by the First Amendment dated as of March 30, 2009 (as so amended and as hereinafter amended from time to time, the “2004 Note Purchase Agreement”);

(iii) the Company’s outstanding $85,000,000 6.46% Senior Notes, Series B, due September 1, 2011 (the “6.46% Notes”), which were issued pursuant to the 2004 Note Purchase Agreement;

(iv) the Company’s outstanding $126,000,000 6.14% Senior Notes, Series 2005-A, due August 1, 2010 (the “6.14% Notes”), which were issued pursuant to that certain Note Purchase Agreement, dated as of August 1, 2005, by and among the Company and the purchasers party thereto, as amended by the First Amendment dated as of March 30, 2009 (as so amended and as hereinafter amended from time to time, the “2005 Note Purchase Agreement”);

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(v) the Company’s outstanding $75,000,000 Floating Rate Senior Notes, Series 2005-B, due October 30, 2020 (the “Floating Rate Notes”), which were issued pursuant to that certain Note Purchase Agreement, dated as of September 26, 2005, by and among the Company and the purchasers party thereto, as amended by the First Amendment dated as of March 30, 2009 and the Second Amendment dated as of August 18, 2009 (as so amended and as hereinafter amended from time to time, the “Floating Rate Note Purchase Agreement”);

(vi) the Company’s outstanding €14,000,000 5.177% Senior Notes, Series 2006-A, due February 9, 2011 (the “5.177% Notes”), which were issued pursuant to that certain Note Purchase Agreement, dated as of February 9, 2006, by and among the Company and the purchasers party thereto, as amended by the First Amendment dated as of March 30, 2009 (as so amended and as hereinafter amended from time to time, the “2006 Note Purchase Agreement”; and together with the 2004 Note Purchase Agreement, the 2005 Note Purchase Agreement and the Floating Rate Note Purchase Agreement, the “Note Purchase Agreements”); and

(vii) the Company’s outstanding ₤3,000,000 6.565% Senior Notes, Series 2006-B, due February 9, 2011 (the “6.565% Notes” and together with the 5.92% Notes, the 6.46% Notes, the 6.14% Notes, the Floating Rate Notes and the 5.177% Notes, the “Private Notes”), which were issued pursuant to the 2006 Note Purchase Agreement; and

(viii) the Company’s outstanding $550,000,000 6.85% Senior Notes due August 1, 2012 (the “Public Notes”), which were issued pursuant to that certain Indenture, dated as of April 26, 2007, as supplemented by the First Supplemental Indenture dated as of July 19, 2007, by and among the Company and Wilmington Trust Company as Indenture Trustee (as so supplemented and as hereinafter supplemented or amended from time to time, the “Indenture”);

WHEREAS, in the event that less than 100% of the RLOC Lenders, 100% of the holders of the Private Notes (the “Private Noteholders”) and $467,500,000 in principal amount of the holders of the Public Notes (the “Public Noteholders”) agree to enter into the Exchange, the Company intends to implement the transactions provided for in the Term Sheet and the Private/Public Terms (collectively, the “Transaction”) through a solicitation of votes (the “Solicitation”) for a proposed prepackaged chapter 11 plan of reorganization (the “Plan”) pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and sections 1125, 1126 and 1145 of chapter 11, title 11, of the United States Code (the “Code”) and the commencement by the Company of a voluntary reorganization case (the “Case”) under the Code in the United States Bankruptcy Court for the District of Delaware (the “Court”), and the Company intends to conduct the Exchange and the Solicitation simultaneously.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Preparation of Restructuring Documents.

(a) Promptly following effectiveness of this Agreement in accordance with Section 11 hereof, (i) representatives of the Company, the RLOC Lenders and participating Private Noteholders and Public Noteholders will prepare such definitive credit agreements, note purchase agreements, indentures and related agreements and documents as are necessary and appropriate to effectuate the Exchange and the Transaction and that are consistent in all material respects with the Term Sheet and the Private/Public Terms, and (ii) the Company shall prepare the Plan, a related exchange offering memorandum and disclosure statement (the “Disclosure Statement”) and such other agreements, ballots and other documents as shall be required to commence and complete the Exchange and the Solicitation and that are consistent in all material respects with the Term Sheet and the Private/Public Terms (all of the foregoing collectively referred to as “Restructuring Documents”). The Company acknowledges (x) the Plan will provide for the treatment of obligations of the Company other than the obligations under the Credit Agreement, the Private Notes and the Public Notes and (y) the Term Sheet and the Private/Public Terms do not address all matters that must be agreed upon in connection with the Exchange and the restructuring (“Debt Restructuring”) of the Company’s debt obligations. The Company acknowledges and agrees that, notwithstanding any other provision of this Agreement, all terms relating to the Exchange, the Transaction and the Debt Restructuring and all Restructuring Documents must be satisfactory to the Administrative Agent in its reasonable discretion.

(b) Each Party agrees to cooperate and use its commercially reasonable efforts to complete, or assist the other Parties, as appropriate, in the completion of, all Restructuring Documents as promptly as possible.

(c) Each Restructuring Document shall be subject to the approval of (i) the Company, and (ii) RLOC Lenders holding at least one-half of the Outstanding Amount of all Loans, LOC Obligations and Participation Interests therein under and as defined in the Credit Agreement (the “Majority Consenting Creditors”) as represented to the Company in writing by the Administrative Agent.

2. Support of the Exchange and Reorganization; Additional Covenants.

Subject to the terms and conditions hereof and sections 1125, 1126 and 1145 of the Code (if and to the extent applicable) and so long as a Termination Event (as defined below) has not occurred, or has occurred but has been duly waived or cured in accordance with the terms hereof:

(a) Neither the Company nor any Consenting Creditor with respect to the claims arising under the Credit Agreement (the “Claims”) held by such Consenting Creditor listed in Exhibit B will:

(i) object to the Exchange, the Solicitation or confirmation of the Plan or otherwise commence any proceeding to oppose or alter the Exchange or the Plan, the Disclosure Statement, the Court orders to be prepared in connection therewith, or any Restructuring Document approved by the Majority Consenting Creditors;

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(ii) vote for, consent to, support or participate in the formulation of any reorganization, recapitalization or restructuring other than the Transaction as contemplated by the Restructuring Documents;

(iii) directly or indirectly seek, solicit, support or encourage any reorganization (whether pursuant to a plan under the Code or otherwise) other than the Exchange or the Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, reorganization or restructuring of the Company or any of its subsidiaries that reasonably could be expected to prevent, delay or impede the successful implementation of the reorganization as contemplated by the Exchange, the Plan and the Restructuring Documents;

(iv) object to the Solicitation or any other solicitation of consents under the Exchange or the Plan; or

(v) take any other action not required by law that is inconsistent with, or that would materially delay, confirmation or consummation of, the Exchange or the Plan in accordance with the Restructuring Documents.

(b) The Company agrees to:

(i) support and consummate the Transaction, this Agreement and the Plan;

(ii) take any and all necessary action in furtherance of the Transaction contemplated under this Agreement, the Plan and the Term Sheet;

(iii) not amend, modify or support in any manner amendments or modifications to the Plan or any Plan related documents, including, without limitation, with respect to the treatment of or consideration provided to any non-accepting impaired classes, which amendment, modification or other form of support is inconsistent with this Agreement and is not otherwise consented to by the Majority Consenting Creditors; and

(iv) use its commercially reasonable efforts to effectuate and consummate the Plan in accordance with the Restructuring Documents within the timeframes set forth herein.

(v) if a Case is to be commenced, pay prior to commencement of the Case all accrued and unpaid interest at the default rate and all accrued and unpaid fees in respect of the Credit Agreement.

(c) Each Consenting Creditor severally (and not jointly) agrees, with respect to the Claims held by such Consenting Creditor listed in Exhibit B:

(i), to participate in the Exchange in accordance with the terms set forth in the Term Sheet, the Private/Public Terms and the Restructuring Documents;

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(ii) to vote such Claims to accept the Plan by duly executing and delivering a ballot accepting the Plan, subject to its receipt of a Disclosure Statement and other solicitation materials in respect of the Plan that comply with applicable non-bankruptcy law, rule and/or regulation or otherwise provide adequate information; provided, however, if the Company subsequently commences a Case, the Court shall have determined that the solicitation of acceptances of the Plan satisfied the requirements of sections 1125 and 1126 of the Code, as applicable;

(iii) that it will not change or withdraw its vote or its consent to accept the Exchange or the Plan; and

(iv) that it shall not directly or indirectly sell, assign, pledge, hypothecate, grant an option on, or otherwise dispose of (each, a “transfer”) any of such Claims; provided, however, that any Consenting Creditor may (A) transfer any such Claim to (x) an entity that executes and delivers to the Company a duly executed counterpart of this Agreement, or (y) an entity that agrees in writing, in form and substance satisfactory to the Company and the Administrative Agent, to be bound by the terms of this Agreement or (B) sell Participating Interests (as defined in Section 7) as long as such Participating Interests are included in such Claims approving this Agreement.

This Agreement shall in no way be construed to preclude any Consenting Creditor from acquiring additional claims under the Credit Agreement, provided, however, that any such additional claims under the Credit Agreement shall automatically be subject to all of the terms of this Agreement.

3. Confirmation of the Plan. In the event the Company commences a Case, the Company shall use its commercially reasonable efforts to obtain confirmation of the Plan in accordance with the Restructuring Documents within the timeframe set forth herein following the commencement of the Case in accordance with the Code and on terms consistent with this Agreement, and the Consenting Creditors shall cooperate in that regard. The Company and the Consenting Creditors shall take all reasonable necessary and appropriate actions to achieve confirmation of the Plan.

4. Termination of Agreement. This Agreement may be terminated by delivery of a written notice in accordance with Section 14 below to the other Parties and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force and effect with respect to each Party, upon the occurrence of the following (each a “Termination Event”):

(i) The consummation of the Transaction and the effective date of the Plan or a written agreement by the Company and the Majority Consenting Creditors terminating this Agreement;

(ii) By (A) the Company or the Administrative Agent if (1) the Exchange shall not have been consummated in accordance with the Term Sheet and the Private/Public Terms by January 15, 2010 and (2) the Company shall not have commenced the Case by January 15, 2010, unless the Company and the Administrative Agent have agreed in writing to extend such date; provided, however, that any such extension may be to a date no later than January 31, 2010;

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(iii) By the Company or the Majority Consenting Creditors if the Company has commenced the Case and:

(1) Any material order is entered that is inconsistent with this Agreement, the Term Sheet, the Private/ Public Terms or the Restructuring Documents that is objected to thereafter on a timely basis by the Majority Consenting Creditors acting through the Administrative Agent;

(2) An order finding that the Solicitation complied with sections 1125 and 1126 of the Code and confirming the Plan, in form and substance reasonably satisfactory to the Majority Consenting Creditors acting through the Administrative Agent, shall not have been entered on or before March 15, 2010, provided that the Company and the Administrative Agent may agree in writing to extend such date to no later than March 31, 2010; or

(3) The Plan shall not have been consummated by March 31, 2010; or

(4) The Case is dismissed or converted to a case under chapter 7 of the Code or a trustee or examiner shall have been appointed in the Case;

(iv) By the Majority Consenting Creditors, if the Company shall breach any of its material obligations under this Agreement or shall determine to pursue, or announce its intention to pursue, a voluntary reorganization case under chapter 11 of the Code on terms and conditions that are not consistent with the terms and conditions of this Agreement, the Term Sheet, the Private/Public Terms or Restructuring Documents or amend or modify, or support in any manner amendments or modifications to, the Plan or any Restructuring Documents, including, without limitation, with respect to the treatment of or consideration provided to any non-accepting impaired classes, which amendment, modification or other form of support is inconsistent with this Agreement, the Term Sheet, the Private/Public Terms or the Restructuring Documents and is not otherwise consented to by the Majority Consenting Creditors;

(v) By the Company, if a number of Consenting Creditors shall breach their material obligations under the Agreement (to the extent not otherwise waived in accordance with the terms hereof) or shall determine to pursue, or announce their intention to pursue, a reorganization case under chapter 11 of the Code on terms and conditions that are not consistent with the terms and conditions of the Plan, such that fewer than the holders of at least two-thirds in amount and a majority in number of the Outstanding Amount of all Loans, LOC Obligations and Participation Interests therein under and as defined in the Credit Agreement (the “Requisite Consenting Creditors”) continue to be parties in compliance with this Agreement;

(vi) By the Company or the Majority Consenting Creditors, if any court of competent jurisdiction or other competent governmental or regulatory authority shall have issued a final and non-appealable order making illegal or otherwise restricting, preventing or prohibiting the Plan in a way that cannot be reasonably remedied by the Parties;

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(vii) By the Administrative Agent, if the Company fails to pay any amount when due under the Credit Agreement prior to the commencement of the Case;

(viii) By the Administrative Agent, if the Company or its affiliates or employees enter into any agreement with respect to a transaction that would constitute a Change of Control (as described in Section 7.1(i) of the Credit Agreement);

(ix) By the Administrative Agent, if the Company makes any payment in respect of the Public Notes or the Private Notes other than scheduled interest at the default rate and payment of fees and expenses of their respective advisors and such other payments as are contemplated by the Term Sheet or the Private/Public Terms; or

(x) By the Majority Consenting Creditors, upon the occurrence of any of the events described in Section 5(iii), (iv) or (v) below prior to the commencement of the Case.

At any time after a Termination Event has occurred, the Majority Consenting Creditors or the Administrative Agent, on the one hand, or the Company, on the other hand, as applicable, may waive the occurrence of any Termination Event; provided, however, that a Termination Event set forth in clauses (ii), (iii) or (vi) of this Section 4 may be waived only by agreement of both the (x) Company and (y) the Majority Consenting Creditors or the Administrative Agent, as the case may be. No such waiver shall affect any subsequent Termination Event or impair any right consequent thereon. Upon termination of this Agreement, each Consenting Creditor and the Company shall be released from its commitments, undertakings and agreements under or related to this Agreement and shall have the rights and remedies that it would have had and shall be entitled to take all actions that it would have been entitled to take had it not entered into this Agreement. Upon the occurrence of any termination of this Agreement, any and all votes delivered by a Consenting Creditor prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or used in any manner by the Company. For the avoidance of doubt, the automatic stay pursuant to section 362 of the Code shall be deemed waived or modified solely for purposes of providing notices hereunder or terminating this Agreement.

5. Forbearance. Prior to the commencement of the Case, the Consenting Creditors hereby agree to forbear from exercising their remedies resulting from any default or event of default under, or acceleration of, the Credit Agreement so long as this Agreement is in effect and until the earlier of (i) the consummation of the Exchange, (ii) the commencement of the Case, (iii) the date on which any Private Noteholder or Public Noteholder shall commence litigation or an involuntary chapter 11 case against the Company or shall otherwise take any action to enforce rights and/or remedies against the Company, (iv) the date on which any one or more creditors of the Company with claims in excess of $25,000,000 (or equivalent non-U.S. dollar amount) shall commence litigation against the Company or (v) the filing of an involuntary bankruptcy petition against the Company. Notwithstanding the foregoing forbearance, the Consenting Creditors shall be entitled to exercise any right such Consenting Creditors may have to accelerate under the

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Credit Agreement if the Public Noteholders exercise any right they may have to accelerate under the Note Purchase Agreements or the Indenture after the date of this Agreement or if the Private Noteholders terminate the forbearance agreements that were entered into with the Company on September 3, 2009.

6. Bankruptcy Court Order Regarding Interest and Fees. The Company shall use its best efforts to obtain (x) within five (5) days after the commencement of the Case, an interim order from the Bankruptcy Court and (y) within twenty (20) days after the commencement of the Case, a final order, in each case in form and substance satisfactory to the Administrative Agent in its reasonable discretion, authorizing the Company to continue to pay interest and fees to the RLOC Lenders on the same terms as applicable prior to the commencement of the Case and until the earlier of (i) the confirmation of the Plan, or (ii) the termination of this Agreement in accordance with its terms.

7. Representations and Warranties of the Consenting Creditors and Administrative Agent. Each of the Consenting Creditors individually represents that, as of the date such Consenting Creditor executes and delivers this Agreement (a) other than with respect to participating interests sold by it in accordance with the Credit Agreement (“Participating Interests”), it is the beneficial owner and/or the investment adviser or manager of discretionary accounts for the holders or beneficial owners of the aggregate principal amount of the loans under the Credit Agreement listed in Exhibit B (the “Relevant Loans”), with the power to vote and dispose of all or substantially all of the aggregate principal amount of the Relevant Loans on behalf of itself or such holders or beneficial owners and is entitled (for its own account or for the account of other persons claiming through it) to all of the rights and economic benefits of such holdings, (b) to the best of its knowledge, the Relevant Loan amount next to its name in Exhibit B represents all of the principal amount of its Claims under the Credit Agreement and (c) any Participating Interests sold by it are included in the Claims subject to the terms of and approving this Agreement. The Administrative Agent represents that, to the best of its knowledge, with respect to clause (b) above, it has reviewed Exhibit B and concurs with each Consenting Creditor as to its accuracy. The Administrative Agent further represents that, to the best of its knowledge as of the date it executes and delivers this Agreement, the aggregate amount of the Relevant Loans listed in Exhibit B equals 100% of the principal amount of the Claims outstanding under the Credit Agreement.

8. Mutual Representations and Warranties. Except as otherwise set forth below, each of the Parties represents and warrants to each of the other Parties that the following statements are true, correct and complete as of the date hereof:

(a) Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

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(c) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

9. Specific Performance. Each Party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain damages for which such Parties would not have an adequate remedy at law for money damages, and therefore each Party hereto agrees that in the event of any such breach the other Parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief, including attorneys fees and costs, as a remedy of any such breach, and each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy in addition to any other remedy to which such Parties may be entitled, at law or in equity.

10. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

11. Effectiveness; Amendments. This Agreement shall not become effective unless and until it has been executed and delivered by the Requisite Consenting Creditors; provided, that this Agreement may be terminated by the Company and the Majority Consenting Creditors at any time after November 20, 2009 if it shall not have been executed and delivered by the Requisite Consenting Creditors; provided, however, that such date may be extended by the Administrative Agent by notice in writing to the Company to a date no later than November 30, 2009. This Agreement shall not become effective and binding on a Party unless and until a counterpart signature page to this Agreement has been executed and delivered by such Party to the Company. Once effective, this Agreement may not be modified, amended or supplemented except in a writing signed by the Company and the Majority Consenting Creditors.

12. No Waiver. The failure of any Party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party hereto with its obligations hereunder, shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance. Without limiting the foregoing sentence in any way, if the transactions contemplated by this Agreement or otherwise set forth in the Plan are not consummated as provided herein or if a Termination Event occurs, or if this agreement is otherwise terminated for any reason, the Parties hereto each fully reserve any and all of their respective rights, remedies and interests.

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13. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within that State. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the borough of Manhattan of the City, County and State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and, following commencement of the Case, each Party hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the Court for purposes of any action, suit or proceeding arising out of or relating to this Agreement. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, jury trial and any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) None of the RLOC Lenders, the Administrative Agent or their respective affiliates, agents, employees, directors, officers, attorneys or representatives shall be liable, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement or any of the transactions contemplated herein, and the Company (on behalf of itself and its affiliates) agrees not to assert any such claim.

14. Notices. All notices and consents hereunder shall be in writing and shall be deemed to have been duly given upon receipt if personally delivered by courier service, messenger, facsimile, by certified or registered mail, postage prepaid return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following Parties:

If to any one Consenting Creditor, to:

such Consenting Creditor at the address shown for such Consenting Creditor on the applicable signature page hereto, to the attention of the person who has signed this Agreement on behalf of such Consenting Creditor

If to the Company, to:

American Capital, Ltd.

2 Bethesda Metro Center

14th Floor

Bethesda, MD 20814

Facsimile No.: (301) 654-6714

Attn: Compliance Officer

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with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Facsimile No.: (212) 310-8007

Attn: Christopher Aidun

          Jeffrey Tanenbaum

          Debra Dandeneau

15. Representation by Counsel. Each Party acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel, shall have no application and is expressly waived.

16. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

17. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective permitted successors, assigns, heirs, executors, administrators and representatives.

18. Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

19. Prior Negotiations. This Agreement supersedes all prior negotiations with respect to the subject matter hereof.

20. Further Assurances. The Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the Transaction.

21. No Solicitation. This Agreement is not and shall not be deemed to be a solicitation of votes for the Plan. In addition, this Agreement does not constitute an offer to issue or sell securities to any person, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

22. Nondisclosure. Any non-public information concerning or relating to this Agreement, the Term Sheet, the Private/Public Terms, the Restructuring Documents or any other non-public information that may be provided to Consenting Creditors in connection herewith shall be regarded as “Information” for the purposes of Section 9.15 of the Credit Agreement and shall be subject to the confidentiality obligations that are contained therein. Except as required by applicable law or regulation, or the rules of any applicable stock exchange or regulatory body, or in filings to be made with the Court, or as otherwise permitted under Section 9.15 of the Credit Agreement, neither the Company nor any Consenting Creditor shall make any written public announcement in respect of this Agreement or the transactions contemplated hereby or by the Restructuring Documents without the consent of the Majority Consenting Creditors or the

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Company, as applicable (which consent shall not be unreasonably withheld or delayed); provided, however, that notwithstanding the foregoing, the Company (i) may issue one or more press releases related to the execution and delivery of this Agreement and the transactions contemplated hereby and shall use commercially reasonable efforts to provide an advance draft copy thereof to the Administrative Agent and (ii) shall not disclose the amount of the any individual Consenting Creditor’s claim, except as otherwise required by applicable law.

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed signature page of this Agreement.

24. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties, and no other person or entity shall be a third party beneficiary hereof.

25. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

26. Additional Parties. Without in any way limiting the provisions hereof, additional RLOC Lenders may elect to become Parties at any time from time to time by executing and delivering to the Company a counterpart hereof. Such additional creditors shall become a Party to this Agreement as a Consenting Creditor in accordance with the terms of this Agreement.

27. Settlement Discussions. This Agreement, the Term Sheet and the Private/Public Terms are part of a proposed settlement of matters that could otherwise be the subject of litigation among the parties hereto. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

28. Continued Banking Practices. Notwithstanding anything herein to the contrary, each Consenting Creditor and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advising services) to the Company or any affiliate of the Company or any other person, including, but not limited to, any person proposing or entering into a transaction related to or involving the Company or any affiliate thereof.

29. Advisors to the RLOC Lenders. The Company shall pay, when due and payable, any invoice for fees and expenses presented for payment by Simpson Thacher & Bartlett LLP, as counsel for the RLOC Lenders, or Capstone Advisory Group, as financial advisor for the RLOC Lenders.

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:	/s/ Samuel A. Flax
	Name:	Samuel A. Flax
	Title:	Executive VP, General Counsel & Secretary

CONSENTING CREDITORS:

NAME OF INSTITUTION:

By:

Name:

Title:

Address:

Attention:

Fax:

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank Leumi USA

By:	/s/ Joung Hee Hong

Name:	Joung Hee Hong

Title:	First Vice President

Address:

562 Fifth Avenue

New York, NY 10036

Attention:  Joung Hee Hong

Fax:  212-407-4317

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ Sean A. Tobias

Name:	Sean A. Tobias

Title:	Senior Vice President

Address:

901 Main Street

66th Floor

Dallas, Texas 75202

Attention:

Fax:  214-530-2657

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank of Communications Co., Ltd., New York Branch

By:	/s/ Shelley He

Name:	Shelley He

Title:	Deputy General Manager

Address:

One Exchange Plaza/55 Broadway

31st Floor

New York, NY 10006

Attention:  Helen Lui

Fax:  212-376-8089

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

The Bank of East Asia, Limited, New York Branch

By:	/s/ Kenneth A. Pettis

Name:	Kenneth A. Pettis

Title:	Senior Vice President

By:	/s/ Kitty Sin

Name:	Kitty Sin

Title:	Senior Vice President

Address:

202 Canal Street

New York, NY 10013

Attention:  Jun Ren

Fax:  212-962-1334

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bayerische Hypo-Und Vereinsbank AG

By:	/s/ LoriAnn Curnyn

Name:	LoriAnn Curnyn

Title:	Managing Director

By:	/s/ Frederick Schlomann

Name:	Frederick Schlomann

Title:	Director

Address:

150 East 42nd Street

New York, NY 10017

Attention:  Frederick Schlomann

Fax:  212-672-5515

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Branch Banking and Trust Company

By:	/s/ Michael S. Fodel

Name:	Michael S. Fodel

Title:	Senior Vice President

Address:

Branch Banking and Trust Company

11000 Broken Land Parkway, Suite 100

Columbia, MD 21044

Attention:

Fax:  443-367-5270

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

BMO Capital Markets Financing, Inc., as a Lender

By:	/s/ Lana M. Powers

Name:	Lana M. Powers

Title:	Director

Address:

115 South LaSalle, Floor 12 West

Chicago, IL 60603

Attention:  Lana M. Powers

Fax:  312-461-7958

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Cathay United Bank

By:	/s/ Grace Chou

Name:	Grace Chou

Title:	SVP & General Manager

Address:

725 S. Figueroa Street, Suite 4150

Los Angeles, CA 90017

Attention:  Janet Fu / Clement AU

Fax:  213-627-6817

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Chang Hwa Commercial Bank, Ltd., New York Branch

By:	/s/ Eric Tsai

Name:	Eric Tsai

Title:	V.P. & General Manager

Address:

685 3rd Avenue

29th Floor

New York, NY 10017

Attention:

Fax:  212-651-9785

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Citicorp North America, Inc.

By:	/s/ David Made

Name:	David Made

Title:	Managing Director

Address:

388 Greenwich Street

New York, NY 10013

Attention:  Francisco Casal

Fax:  646-291-1811

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Citizens Bank

By:	/s/ Stanley Maharam

Name:	Stanley Maharam

Title:	Senior Vice President

Address:

525 William Penn Place

27th Floor

Pittsburg, PA 15219

Attention:  Stanley Maharam

Fax:  412-867-2463

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch)

By:	/s/ Didier Siffer

Name:	Didier Siffer

Title:	Managing Director

By:	/s/ Bryan Matthews

Name:	Bryan Matthews

Title:	Director

Address:

11 Madison Avenue

New York, NY 10010

Attention:  Kyle Lanphear

Fax:  646-424-9528

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

First Commercial Bank New York Agency

By:	/s/ May Hsiao

Name:	May Hsiao

Title:	Assistant General Manager

Address:

750 3rd Avenue, 34th Floor

New York, NY 10017

Attention:  May Hsiao

Fax:  212-599-6133

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Fortis Bank SA/NV, New York Branch

By:	/s/ Barry Chung

Name:	Barry Chung

Title:	Director

By:	/s/ Jack Au

Name:	Jack Au

Title:	Director

Address:

520 Madison Avenue

New York, NY 10022

Attention:  Barry Chung

Fax:  212-340-5370

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Goldman Sachs Lending Partners LLC

By:	/s/ Caroline Benton

Name:	Caroline Benton

Title:	Authorized Signatory

Address:

One New York Plaza, 49th Floor

New York, NY 10004

Attention:  Caroline Benton

Fax:  646-769-7140

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

HSBC Bank USA, National Association

By:	/s/ Patrick M. Hanley

Name:	Patrick M. Hanley

Title:	Senior Vice President

Address:

HSBC Bank USA, National Association

One HSBC Center, 26th Floor

Buffalo, NY 14203

Phone:  716-841-5247

Fax:  212-642-4075

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A. (as to its Special Credits Group only)

By:	/s/ Manochere Alamgir

Name:	Manochere Alamgir

Title:	Executive Director

Address:

277 Park Avenue, Floor 36

New York, NY 10172

Attention:  Melissa Ferro

Fax:  212-270-2642

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd.

By:	/s/ Chien-Du Jan

Name:	Chien-Du Jan

Title:	VP & Deputy General Manager

Address:

2 N. LaSalle Street, Suite 1803

Chicago, IL 60602

Attention:  Louisa Chan

Fax:  1-312-782-2402

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd., New York Branch

By:	/s/ Priscilla H. T. Hsing

Name:	Priscilla H. T. Hsing

Title:	VP & DGM

Address:

65 Liberty Street

New York, NY 10005

Attention:

Fax:  212-766-5006

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank, Silicon Valley Branch

By:	/s/ Kuang Hua Wei

Name:	Kuang Hua Wei

Title:	SVP & General Manager

Address:

333 West San Carlos Street

Suite 100

San Jose, CA 95110

Attention:  Sandy Chang

Fax:  408-283-1678

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Morgan Stanley Bank, NA

By:	/s/ Todd Vannucci

Name:	Todd Vannucci

Title:	Authorized Signatory

Address:

Morgan Stanley Principal Investments

1585 Broadway (2nd Floor)

New York, NY 10036

Attention:  David Hansen

Fax:  646-403-9616

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

PNC Bank

By:	/s/ Joanne Hampson

Name:	Joanne Hampson

Title:	Vice President

Address:

Two Hopkins Plaza

Baltimore, MD 21201

Mailcode C3-CA01-19-1

Attention:

Fax:  410-783-0132

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Regions Bank

By:	/s/ William P. Carroll

Name:	William P. Carroll

Title:	S.V.P.

Telephone:	205-581-7060

Address:

1901 6th Avenue North, 19th Floor

Birmingham, Alabama 35203

Attention:  Bill Carroll

Fax:  205-801-0745

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Royal Bank of Canada

By:	/s/ Kirsten Monaghan

Name:	Kirsten Monaghan

Title:	Director, Special Loans & Advisory Services

Address:

20 King Street West, 9th Floor

Toronto, ON M5H 1C4

Attention:  Kirsten Monaghan

Fax:  416-974-8376

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Societe Generale

By:	/s/ Shelley Yu

Name:	Shelley Yu

Title:	Director

Address:

1221 Avenue of the Americas

New York, NY 10020

Attention:  Shelley Yu

Fax:  212-278-7614

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Sovereign Bank

By:	/s/ John P. Bowen

Name:	John P. Bowen

Title:	Vice President

Address:

75 State Street

Boston, MA 02109

MAI SST 03-06

Attention:  John P. Bowen

Fax:  617-757-5460

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

SunTrust Bank

By:	/s/ Janet R. Naifeh

Name:	Janet R. Naifeh

Title:	Senior Vice President

Address:

SunTrust Bank

401 Commerce Street

2nd Floor

Nashville, TN 37219

Attention:  Janet R. Naifeh

Fax:  615-748-5700

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

UBS AG, Stamford Branch

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director

By:	/s/ Marie Haddad

Name:	Marie Haddad

Title:	Associate Director

Address:

677 Washington Boulevard

Stamford, CT 06901

Attention:  Denise Bushee

Fax:  203-719-3888

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Union Bank, N.A.

By:	/s/ T. Kevin Powells

Name:	T. Kevin Powells

Title:	Vice President

Address:

445 South Figueroa Street

4th Floor

Los Angeles, CA 90071

Telephone:  213-236-7754

Fax:  213-236-6476

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Wachovia Bank, N.A.

By:	/s/ Mike Romanzo

Name:	Mike Romanzo

Title:	Director

Address:

301 South College Street

8th Floor

Charlotte, NC 28288

Attention:  Mike Romanzo

Fax:  704-715-0067

Signature Page to RLOC Lender Lockup Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

West LB AG

By:	/s/ Robert Rabbino

Name:	Robert Rabbino

Title:	Executive Director

By:	/s/ Sharon Wang

Name:	Sharon Wang

Title:	Associate Director

Address:

1211 Avenue of the Americas

New York, NY 10036

Attention:  Ms. Sharon Wang

Fax:  212-789-0055

Signature Page to RLOC Lender Lockup Agreement

Exhibit A

TERM SHEET FOR RLOC LENDERS

CONFIDENTIAL

FOR SETTLEMENT

PURPOSES ONLY

AMERICAN CAPITAL, LTD.

Senior Secured Term Facility

Summary of Terms and Conditions

Restructuring of Credit Agreement Obligations

November 2009

This indicative summary of terms is prepared by Wells Fargo Securities, LLC (“WFS”). The terms herein represent a summary of the proposed transaction for discussion purposes only and are not intended to define or describe all of the terms and conditions of the transaction described. Where discrepancies between this summary and any final documentation exist, the final documentation shall govern.

This summary does not represent a commitment or agreement from WFS, Wells Fargo & Company, Wachovia Bank, National Association or any other person. A commitment, if issued, will be subject, among other things, to completion by WFS of satisfactory due diligence, definitive documentation and receipt of all required credit approvals.

The USA PATRIOT Act is a Federal law enacted to help fight the funding of terrorism and money laundering activities and requires each U.S. financial institution, including Wachovia Bank, National Association (“WBNA”), to verify and record information identifying each person or entity that opens an account or establishes a customer relationship with the U.S. financial institution. In order to comply with the requirements of the USA PATRIOT Act, WBNA is required to request each entity entering into a customer relationship with it to provide its name, address and other identification information. This information will be used to verify the identity of such entity. WBNA may, in its discretion, ask for additional information or documentation. If all required documentation or information is not provided, WBNA may be unable to consummate any transaction with respect to the financing described herein.

Wells Fargo Securities is the trade name for the corporate and investment banking services of Wells Fargo & Company and its subsidiaries. Debt and equity underwriting, trading, research and sales, loan syndications, agent services, and corporate finance and M&A advisory services are offered by WFS, member FINRA, NYSE and SIPC. Mezzanine capital, private equity, municipal securities trading and sales, cash management, credit, international, leasing and risk management products and services are offered by various non-broker dealer subsidiaries of Wells Fargo & Company.

The proposed transaction is a restructuring (the “Restructuring”) of the unsecured obligations of American Capital, Ltd. (the “Company”) set forth on Exhibit A hereto. Such obligations consist of:

(i) obligations of the Company under the Credit Agreement dated as of May 16, 2007, as amended (the “Existing Credit Agreement”), among the Company, the lenders and agents party thereto and Wachovia Bank, National Association as Administrative Agent (collectively, the “Credit Agreement Obligations”);

(ii) obligations of the Company under four note purchase agreements (collectively, the “Note Purchase Agreements”) dated as of September 1, 2004, August 1, 2005, September 26, 2005 and February 9, 2006, respectively, as amended, and notes issued thereunder (collectively, the “Private Note Obligations”);

(iii) obligations of the Company under the Indenture dated as of April 26, 2007, as amended and supplemented (the “Public Note Indenture”), between the Company and Wilmington Trust Company, as successor to Wells Fargo Bank, National Association, as Trustee, and the notes issued thereunder (collectively, the “Public Note Obligations”);

(iv) obligations of the Company and its affiliates under interest rate hedging agreements (collectively, the “Interest Rate Hedging Agreements”) with lenders (or their affiliates) party to the Existing Credit Agreement (collectively, the “Hedging Obligations”); and

(v) obligations of the Company under a letter of credit issued by it dated November 5, 2008 (as amended from time to time, the “ACAS/ECAS Letter of Credit”) in favor of Royal Bank of Scotland plc (the “ACAS/ECAS LC Obligations”; the obligations described in clauses (iv) and (v) together with the Amortizing Obligations described below, collectively, the “Secured Obligations”).

The Credit Agreement Obligations will be restructured as set forth in this Term Sheet. The Private Note Obligations and Public Note Obligations will be exchanged for new notes (the “New Notes”) under a separate indenture (the “New Indenture”) which will have terms substantially similar to those set forth herein (including, with respect to ratable payments, interest and fees, covenants, events of default and sharing in Collateral (as defined below)). Following the completion of the Restructuring, the New Notes will be registered under the Securities Act of 1933, as amended. The Hedging Obligations and the ACAS/ECAS LC Obligations will be restructured in separate agreements on terms to be agreed upon which are satisfactory to the Administrative Agent. The Restructuring may be implemented pursuant to a pre-arranged or pre-packaged bankruptcy of the Company to the extent necessary to obtain requisite consents.

TRANSACTION PARTIES

Borrower:	American Capital, Ltd. (“the “Company”).

Guarantors:	Each domestic wholly-owned subsidiary[1] of the Company other than (i) any portfolio investment and (ii) any subsidiaries now existing or hereafter formed in connection with non-recourse funding arrangements consistent with past practice (each such Subsidiary an “Excluded Subsidiary”). Wholly-owned subsidiaries other than the Excluded Subsidiaries are referred to herein as the “Guarantors” and together with the Borrower, the “Credit Parties”.

Administrative

Agent:	Wachovia Bank, National Association (“WBNA” or the “Agent”).

Joint Lead Arranger

& Sole Book Runner:	Wells Fargo Securities, LLC (“WFS”).

Joint Lead Arranger:	J.P. Morgan Securities Inc.

Collateral Agent:	A single collateral agent will be appointed for the Secured Parties (as defined below) to hold the Collateral. [2]

[1]	For purposes of this Term Sheet, the term “subsidiaries” of the Company does not include portfolio investments.
[2]

The Company proposes that Wells Fargo act as Collateral Agent with respect to debt assets and PNC with respect to equity assets. Wells Fargo currently manages the collateral for the Company’s BLTs and other note instruments and PNC does the same for equity securities. Both are proficient at administering deposits and releases necessary for the Company’s conduct of business. The Company proposes using BoNY Mellon as the depository for its cash.

2

Lenders:	The lenders party to the Existing Credit Agreement on the Closing Date and any persons which become lenders under the Restructured Credit Agreement (as defined below) thereafter (the “Lenders”).

Secured Parties:	The holders of the Secured Obligations.

Required Lenders:	Lenders holding in the aggregate more than 50% of the sum of all outstanding Loans (“Required Lenders”). [3]

RESTRUCTURED FACILITY SUMMARY

Restructured

Facility:	On the Closing Date the principal amount of loans outstanding under the Credit Agreement will be converted into a single class of term loans (“Loans”; together with the New Notes, the “Amortizing Obligations”) having the terms set forth in this Term Sheet, and the commitments under the Existing Credit Agreement will be terminated. It is expected that any existing letters of credit outstanding under the Existing Credit Agreement shall be terminated on or prior to the Closing Date; provided that the Agent may consent to permit certain existing letters of credit to remain outstanding for a limited period of time after the Closing Date on terms and conditions (including cash collateralization) satisfactory to the Agent. Loans outstanding under the Existing Credit Agreement denominated in a currency other than US Dollars shall be converted to US Dollars.

Closing Payment:	The Company will pay to retire at least $265,538,610[4] of the Loans on the Closing Date (the “Closing Payment”).

Amortization:	Scheduled amortization as follows:

DATE	MINIMUM AMORTIZATION AMOUNT	PENALTY AMORTIZATION AMOUNT

December 31, 2010	$147,521,450	$177,025,740
June 30, 2011	—	51,632,508
December 31, 2011	177,025,740	154,897,522
June 30, 2012	—	59,008,580
December 31, 2012	206,530,030	177,025,740
June 30, 2013	177,025,740	206,530,030
Final Maturity	Balance

- A basket of $118,017,160 may be used, at the Company’s option, to defer future Minimum Amortization Amounts (but not Penalty Amortization Amounts), of which no more than $59,008,580 may be used for 2010 minimum amortization. If the Company defers a payment of any Minimum Amortization Amount in 2010, it shall pay a deferral fee of 1.00% on the aggregate amount of

[3]	The Required Lenders under the New Indenture will be holders of New Notes holding in the aggregate more than 50% of the sum of all New Notes outstanding under the New Indenture.
[4]	All payment, amortization, basket and similar amounts for the Loans in this Term Sheet are subject to nominal adjustment based on exchange rates on the Closing Date.

3

the Loans outstanding on December 31, 2010, after giving effect to amortization payments made on such date. Such deferrals shall in no event cause the aggregate cumulative amount of principal amortization of the Loans, inclusive of the Closing Payment, to be less than $973,641,570 on June 30, 2013.[5]

- Failure to pay the Minimum Amortization Amount when due shall constitute an event of default.

- Payment of the Minimum Amortization Amount but failure to pay any Penalty Amortization Amount as scheduled will result in a 0.50% per annum increase in the interest rate on the Loans upon each such occurrence (i.e., cumulative increases at each scheduled deadline). Such increased rate shall continue for any failure to pay a Penalty Amortization Amount until such Penalty Amortization Amount is paid, together with any Penalty Amortization Amount due as described below.

- All payments in excess of the Minimum Amortization Amount shall be applied to subsequent scheduled installments of the Minimum Amortization Amount in direct order of maturity. Payments of the Loans shall be credited towards the Penalty Amortization Amount for the applicable six-month period in which such payments are made until the applicable Penalty Amortization Amount is paid in full and thereafter shall be applied to other periods designated by the Company.

Mandatory

Prepayments:	The Loans shall be prepaid as follows (collectively, the “Mandatory Prepayments”):

(i) The CRA Ratable Share of 100% of the net cash proceeds of any debt issued by the Company or any domestic subsidiary (subject to customary limited exceptions to be agreed);

(ii) The CRA Ratable Share of 50% of the net cash proceeds of any equity (including public, private or PIPES) issued after the second anniversary of the Closing Date;
(iii) The CRA Ratable Share of the Prepayment Percentage of annual Excess Cash Flow (to be defined but to include any unused tax reserves) for each fiscal year of the Company (commencing with the 2010 fiscal year); and
(iv) The CRA Ratable Share of the Prepayment Percentage of any Realized Proceeds.

“Prepayment Percentage” is calculated based on outstanding Loans as follows:

Outstanding Loans ($ thousands)	Prepayment Percentage
> $826,120	75%
≤$826,120 and ≥ $560,582	50%
< $560,582	25%

“Realized Proceeds” means the net cash proceeds (i.e., net of taxes and other customary transactions costs) of any type from the sale of, collection of or payment with respect to, or otherwise of or from portfolio company investments

[5]	Exhibit B sets forth aggregate Minimum Amortization and Penalty Amortization Amounts for the Amortizing Obligations.

4

(including debt, equity and structured product assets). For the avoidance of doubt, (i) amounts funded in respect of staple financings shall not reduce the calculation of Realized Proceeds except to the extent agreed in the definitive documentation and (ii) payments received under revolving facilities in which the borrower has the right to reborrow shall not constitute Realized Proceeds.

“CRA Ratable Share” at any time means the percentage equivalent of (i) the Loans divided by (ii) the aggregate principal amount of the Amortizing Obligations.

Ratable Payments/

Prepayments:	All scheduled, voluntary and mandatory payments/redemptions of principal of the Amortizing Obligations will be made ratably (except as otherwise described below under “Negative Covenants”) and applied in order of scheduled maturity/Amortization.

Final Maturity Date:	December 31, 2013 (the “Final Maturity Date”).

Repayments:	Any repayment on the Loans shall be in a minimum aggregate amount of $100,000 or an integral multiple of $25,000 in excess thereof. The Company shall have the right to repay a portion or all of the Loans outstanding at any time, without penalty (with the exception of any breakage costs incurred by a Lender), ratably with prepayments of New Notes in accordance with the CRA Ratable Share of the Loans, and such repayments shall be applied to the Loans in order of scheduled maturity/Amortization.

The Company may request conversion of the interest rate option applicable to any tranche of the Loans by written notice to the Agent not later than 11:00 A.M. (i) on the same Business Day of the requested conversion in the case of Alternate Base Rate Loans or (ii) on the second Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans.

If interest on any Loan is subject to withholding tax imposed by any jurisdiction the Company shall be required to make “gross-up” payments on an after-tax basis for the full amount of such tax.

Collateral:	The Facility shall be, subject to mutually agreed upon exceptions, secured by a blanket lien on all existing and hereafter acquired tangible and intangible assets of the Company and the other Credit Parties (the “Collateral”) including, but not limited to: (i) a perfected first-priority pledge of all capital stock and other equity interests held by the Company and the other Credit Parties (limited to 65% of the voting stock of any first tier foreign subsidiaries), subject to shareholder agreement restrictions which prohibit pledges; provided that any shareholder or similar agreements entered into after the Closing Date with respect to a new controlled investment shall permit the pledge of the applicable capital stock, and (ii) a perfected first-priority interest in all cash and cash equivalents of the Company and the other Credit Parties (subject to control agreements).

The Collateral will secure the Secured Obligations ratably and will be subject to intercreditor arrangements regarding enforcement and other matters to be agreed upon.

5

PRICING

Interest Rate

Options:	At the Company’s option, Loans shall bear interest at (a) the Alternate Base Rate or (b) the applicable LIBOR (available in one, two, three or six months interest periods or, if available to each Lender, nine or twelve month interest periods), plus the Applicable Percentage in effect at such time. At the Company’s option, Loans may be priced in multiple tranches.

“Alternate Base Rate” shall mean the highest of (a) the Prime Rate as reported in The Wall Street Journal, (b) the federal funds rate plus 0.50% and (c) 3%.

“LIBOR” shall mean the London Interbank Offered Rate (as quoted on Reuters Screen LIBOR01 Page as of 11:00 A.M. EST two business days before the applicable funding date) for corresponding deposits of U.S. Dollars for interest periods of one, two, three or six months or, if available to each Lender, nine or twelve months, as selected by the Borrower, subject to a LIBOR floor of 2% per annum.

Interest will be payable (i) with respect to LIBOR Loans on the last day of the applicable interest period (but in no event less frequently than the end of each three-month period following the commencement of any interest period) and (ii) with respect to Alternate Base Rate Loans, quarterly in arrears. Interest shall be computed on an actual/360 day basis for all Loans except Alternate Base Rate Loans based on Agent’s prime rate which shall be calculated on an actual/365 day basis.

Applicable

Percentage:	The Applicable Percentage is set forth in the grid below.

Outstanding Loans ($ thousands)	Applicable Percentage LIBOR Loans	Applicable Percentage Alternate Base Rate Loans
≥ $1,003,146	9.5%	8.5%
< $1,003,146 and ≥ $826,120	8.5	7.5
< $826,120 ≥ $590,086	6.5	5.5
< $590,086	5.5	4.5

Restructuring Fees:	The Company shall pay the following fees:

2% of the amount of Loans outstanding on the Closing Date (after giving effect to the Closing Payment) of each Lender which consents to the Restructuring, payable on the Closing Date.

1% of the amount of the Loans outstanding on December 31, 2011 after giving effect to any payments made on such day, payable on such day if Loans remain outstanding.

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1% of the amount of Loans outstanding on December 31, 2012 after giving effect to any payments made on such day, payable on such day if Loans remain outstanding.

Administrative Agent

Fee:	The Company shall pay an administrative agent fee to the Agent in the amount of $50,000 per annum, payable on the Closing Date and thereafter annually in advance.

Default Rate:	At the request of the Required Lenders, after the occurrence and during the continuance of an Event of Default (except in the instance of a payment default or bankruptcy filing, in which case the following provisions shall apply automatically), interest on the Loans and, to the extent permitted by law, interest or other amounts shall accrue at a rate equal to the then applicable rate (including the Applicable Percentage) in respect of any of the Loans plus 2.00% per annum.

EVENTS OF DEFAULT

Event of Default:	The definitive loan documents shall contain customary events of default consistent with those customarily found in similar financing and such additional events of default as may be deemed appropriate by Agent (subject to notice and cure periods and materiality thresholds to be agreed), including, without limitation, the following:

(i)	any failure by any Credit Party to make any payment required to be made by the such Credit Party under the loan documents when due, subject to a grace period of five business days for amounts other than principal;

(ii)	the breach of any representation or warranty in any material respect;

(iii)	the failure on the part of the Company or any subsidiary to duly observe or to perform any other covenants or agreements of the Company or any subsidiary set forth in any Facility loan document, subject to a grace period of 30 days in the case of affirmative covenants;

(iv)	the bankruptcy, insolvency or similar event occurs with respect to the Company or any subsidiary (other than the dissolution of an SPE Subsidiary or other dormant subsidiaries in the ordinary course of business);

(v)	any change in control of the Company (to cover beneficial ownership percentage of 50% or more and continuity of continuing directors, to be further defined in the definitive documentation);

(vi)	one or more judgments in an aggregate amount in excess of $40,000,000 shall have been rendered against the Company or any subsidiary and such judgment or order shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

(vii)	cross default to the other Secured Obligations and to other debt of the Company and its subsidiaries (other than debt incurred in connection

7

with securitization transactions) beyond any applicable grace or cure period (not to exceed 30 days) in an aggregate amount equal to or exceeding $25,000,000 which is triggered by an event which permits, or with the giving of notice or lapse of time (or both), would permit the holder(s) to accelerate its debt or terminate its commitment (or take any other action which would have the practical effect of either of the foregoing actions, including, without limitation, any mandatory purchase or prepayment of such debt);

(viii)	actual or asserted invalidity of any loan document or security interests or non-perfection of security interests with respect to a material portion of the Collateral;

(ix)	other customary defaults, including, but not limited to ERISA.

REPRESENTATIONS, CONDITIONS PRECEDENT AND COVENANTS

Representations and

Warranties:	The definitive loan documents shall contain representations and warranties consistent with those found in similar financings including but not limited to financial information; no material adverse change; existence and power; compliance with laws; organizational and governmental authorization; no contravention; all consents required; binding effect; litigation; investment company act; margin stock; compliance with ERISA; subsidiaries; ownership of property; liens; taxes; intellectual property; insolvency; capital stock; excluded collateral; labor matters; full disclosure; no default; PATRIOT Act; environmental matters; solvency; security interests; Regulation H; delivery of certain documents.

Covenants:	The loan documents shall contain covenants consistent with those found in similar financings, including without limitation the following:

Financial Covenants:

(i)	The ratio of Adjusted Operating Cash Flow to Cash Interest Expense of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of the last day of each fiscal quarter (beginning with the fiscal quarter ending March 2010), shall be greater than or equal to (a) 1.2x for each fiscal quarter in fiscal years 2010 and 2011 and (b) 1.3x for each fiscal quarter thereafter.

In the event the Company prepays a total of $501,572,995 of the Loans by December 31, 2010, inclusive of the Closing Payment, the required ratio of Adjusted Operating Cash Flow to Cash Interest Expense shall be greater than or equal to 1.15x for each fiscal quarter in fiscal year 2011.

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“Adjusted Operating Cash Flow” shall for any period mean net income plus unrealized depreciation(appreciation), stock based compensation, depreciation and bad debt expense, loan processing fee discounts, net realized losses (gains), change in assets/liabilities, restructuring charges, severance costs, other one-time charges, consolidated cash interest expense, income tax expense (refunds) and realized proceeds retained by the Company less loan processing fee accretion, accrued PIK, dividends and accretion of OID. For purposes of determining Adjusted Operating Cash Flow, it is expected that realized proceeds retained by the Company in any fiscal quarter shall be allocated 25% to the fiscal quarter in which such realized proceeds are received and 25% to each of the next three succeeding fiscal quarters;

“Cash Interest Expense” shall mean for any period interest payable in cash by the Company and its subsidiaries or for which the Company or its subsidiaries are liable;

(ii)	The ratio of Total Pledged Assets to Secured Debt, on the last day of any fiscal quarter (beginning with the fiscal quarter ending March 2010), shall not be less than (a) 1.0x at the end of any fiscal quarter (unless the VIX index > 35 as measured on the average daily close over any 10 consecutive day rolling period within the calendar quarter corresponding to such fiscal quarter – this clause shall apply only to one covenant measurement date and shall not apply if the VIX index is unable to be determined or is not reported for any reason on any day of such fiscal quarter) or (b)(A) 1.15x for each fiscal quarter in fiscal year 2010, (B) 1.20x for each fiscal quarter in fiscal year 2011 and (C) 1.25x for each fiscal quarter thereafter; provided that in the case of clause (b), an Event of Default shall occur upon the failure to maintain the relevant ratio for two consecutive fiscal quarters (beginning with the fiscal quarter ending March 2010).

“Total Pledged Assets” means as of any date of determination thereof, the sum of (a) the reported fair market value of portfolio investments consisting of non-BLT debt assets (excluding Loan Grade 1 Assets), (b) 85% of the reported fair market value of equity portfolio investments, (c) 85% of the reported net equity fair market value of BLT debt assets (including the reported aggregate cash balance outstanding that is restricted by the BLT entities and excluding Loan Grade 1 Assets), (d) the reported fair market value of structured products and (e) cash. The calculation of Total Pledged Assets will be subject to applicable eligibility criteria set forth in the Existing Credit Agreement. An asset shall not be included in Total Pledged Assets unless it secures the Secured Obligations on a first priority basis.

“Secured Debt” means as of any date the principal amount of the Loans and the New Notes, plus the notional principal amount of the ACAS/ECAS LC Obligations plus the funded amount of the Hedging Obligations, in each case secured by the Collateral.

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Affirmative Covenants:

(i)	preservation of corporate existence;

(ii)	compliance by the Credit Parties with material laws and contracts; including satisfaction of requirements applicable to the Company under the Investment Company Act of 1940;

(iii)	(a) furnishing of information as described below under “Reporting”, (b) semi-annual review rights by one representative for the Lenders (on behalf of all Secured Creditors eligible to receive such information under applicable securities laws) with respect to Collateral at the expense of the Company, and (c) permit one representative of the Lenders to visit and inspect any of the Credit Parties’ books and records at such reasonable times and as often as may reasonably requested at the expense of the Lenders and the Secured Creditors that are parties to the New Indenture;

(iv)	proper maintenance of records and books of account;

(v)	engage in same general type of business;

(vi)	corporate separateness with respect to all securitizations;

(vii)	payment of taxes and other obligations;

(viii)	insurance;

(ix)	maintenance of property;

(x)	environmental matters;

(xi)	substantially all cash to be held in accounts governed by control agreements acceptable to the Agent; and

(xii)	further assurances with respect to guarantees and Collateral.

Negative Covenants:

(i)	Limitation on restricted payments (with no cash dividends payable in 2009 and, thereafter, future dividends to be payable in common stock of the Company to the extent permitted by law);

(ii)

limitation on consolidations, mergers and liquidations and sales of assets (sales of assets of portfolio investments will be permitted at fair market value (determined based on an arm’s length sale between a willing buyer and a willing seller) to entities which are not affiliates of the Company provided, such assets may be sold in connection with (1) debt securitization transactions as long as: (a) the net cash proceeds thereof are at least 75% of the reported fair market value of the assets sold, (b) the Company is in pro forma compliance with the financial covenants set forth herein after giving effect thereto, (c) no Event of Default exists as set forth under “Events of Default”, (d) the equity interest of the applicable financing vehicle is pledged as Collateral on a first lien basis and (e) the Company and its subsidiaries have no obligations (other than customary obligations in similar securitization transactions) and (2) in the case of private equity fund formation (i.e., ACE) transactions (a) the net cash proceeds thereof are at least 60% of the reported fair market value of the assets sold and, if such net cash proceeds are less than 75% of the reported fair market value of the assets sold, the Company must be in pro forma compliance with the asset coverage covenant applicable during the next fiscal year, (b) the Company is in pro forma compliance with the financial covenants set forth herein after giving effect thereto, (c) no Event of Default exists as set forth under “Events of Default”, (d) the equity interest of the

10

applicable financing vehicle is pledged as Collateral on a first lien basis and (e) the Company and its subsidiaries have no obligations (other than customary obligations in similar fund transactions); provided that, in measuring the fair market value of private equity fund formation transactions, fair market value shall include the value attributable to the management company affiliate of the Company that is managing the fund so created;

(iii)	change in fiscal year;

(iv)	limitation on transactions with affiliates;

(v)	limitation on acquisitions, loans, advances and other investments (including staple financings provided in connection with exits of investments to the extent described below) except investments that are made from (a) the portion of Realized Proceeds and Excess Cash Flow the Company is permitted to retain, (b) permitted retained equity proceeds, and (c) in case of additional investments (including staple financings) relating to portfolio investments existing on the Closing Date (“Follow-On Investments”), cash of the Company on its consolidated balance sheet after giving effect to payments to be made on or about the Closing Date (in addition to amounts in (a) and (b), which may also be invested in Follow-On Investments);

(vi)	limitation on liens, with exceptions for (a) liens on the Collateral securing the Secured Obligations, (b) $20 million of cash collateral for existing letters of credit, (c) $30 million of cash collateral for letters of credit issued after the Closing Date in connection with permitted Follow-On Investments, (d) customary liens granted pursuant to securitization transactions (including new securitization transactions) permitted under the loan documents, (e) liens to secure additional indebtedness to the extent secured by new collateral (i.e., portfolio investments made after the Closing Date) as long as, in the case of clause (e), (A) the net cash proceeds of such indebtedness are at least 75% of the reported fair market value of the new collateral, (B) the Company is in pro forma compliance with the financial covenants set forth herein after giving effect thereto, (C) no Event of Default exists as set forth under “Events of Default” and (D) such indebtedness (including any required amortization) matures after the Final Maturity Date and has terms (other than interest rate and other economic terms) no more restrictive than those applicable to the Loans and (f) other liens to be determined;

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(vii)	limitation on additional debt except for: (a) the Facility, (b) debt existing and outstanding on the Closing Date, including the other Secured Obligations (as the same may be refinanced with the same obligors from time to time on terms no more favorable to the holders of the refinancing obligations than the obligations being refinanced, including (v) interest rate and compensation is not increased, (w) the maturity of such debt is not shortened, (x) there are no additional mandatory prepayments, (y) the Lenders receive the benefit of any further covenant restrictions, and (z) other limitations to be agreed), (c) hedging agreements entered into in order to manage exchange rate risk, (d) any unsecured indebtedness maturing (including any required amortization) at least twelve months after the Final Maturity Date as long as such indebtedness has terms (other than interest rate and other economic terms) no more restrictive than those applicable to the Loans and (e) indebtedness of the type described in clause (e) of paragraph (vi) above;

(viii)	limitation on restrictive agreements and negative pledge clauses;

(ix)	restrictions on prepayment and amendments of material debt instruments (including the other Secured Obligations), with exceptions allowing prepayment/redemption/repurchase and cancellation of the Amortizing Obligations after the date which is 30 days after the Closing Date (but no earlier than January 2, 2010) (a) with permitted retained equity proceeds, (b) in any exchange of debt for common equity (or preferred equity which is not mandatorily redeemable or redeemable at the option of the holder thereof prior to the first anniversary of the Final Maturity Date) of the Company, or (c) other than as set forth in clauses (a) or (b) above, for aggregate consideration in any fiscal year that does not exceed $50,000,000, provided that (i) after giving effect thereto, the Company is in pro forma compliance with the covenants in the loan documents and has cash and cash equivalents sufficient to pay the next Minimum Amortization Amount in respect of the Amortizing Obligations, (ii) any such prepayment/redemption/repurchase is made at a price of 90% of par or less and (iii) the consideration for such prepayment/ redemption/repurchase is funded by Realized Proceeds and Excess Cash Flow the Company is permitted to retain or cash on the Company’s consolidated balance sheet after giving effect to payments to be made on or about the Closing Date. Any prepayment/redemption/repurchase of Loans from any Lender shall reduce any Minimum Amortization Amount (but not the Minimum Amortization Amount owed to any Lender which has not accepted such prepayment/redemption/repurchase) by the percentage of Loans so prepaid/redeemed/repurchased. Any prepayment/redemption/repurchase of any other Amortizing Obligations shall reduce the minimum amortization amounts in respect of such Amortizing Obligations by the percentage of such Amortizing Obligations so prepaid. There shall be no restriction on the Company’s ability to offer any holders with Public Note Obligations outstanding within six months after the Closing Date the opportunity to exchange those obligations for New Notes;

(x)	limitation on hedging transactions;

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(xi)	other covenants as customary for financings of this type.

The Company will be allowed to provide staple financings in connection with exits of portfolio investments on terms to be agreed in the definitive documentation.

Conditions

Precedent:	The effectiveness of the Facility will be subject to satisfaction of the following condition (the date such conditions are satisfied, the “Closing Date”):

(i) negotiation, execution and delivery of a definitive credit agreement and related documentation (“Restructured Credit Documentation”), (including applicable collateral agency and intercreditor agreements, which shall be satisfactory to the Agent;

(ii) restructuring of the other Secured Obligations, including at least 85% of the Public Note Obligations, on terms substantially similar to those set forth herein in each case satisfactory to the Agent;

(iii) payment of all interest, fees and similar amounts accrued through the Closing Date under the Existing Credit Agreement;

(iv) all fees and invoiced expenses relating to the Restructuring required to be paid on or before the Closing Date shall have been paid;

(v) all government and third party approvals necessary in connection with the Restructuring and the continuing operations of the Company and its subsidiaries shall have been obtained on satisfactory terms. There shall not exist any action, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, the Restructuring thereof or any of the other transactions contemplated hereby.

(vi) the Lenders shall have received a pro forma consolidated balance sheet of the Company as at the date of the most recent quarterly balance sheet delivered pursuant to the Existing Credit Agreement and a pro forma statement of operations for the 12-month period ending on such date, in each case adjusted to give effect to the consummation of the Restructuring and the financings contemplated hereby as is such transactions had occurred on such date or on the first day of such period, as applicable, prepared in accordance with Regulations S-X and consistent in all material respects with information previously provided by the Company;

(vii) the Lenders shall have received satisfactory projections through 2013;

(viii) all actions necessary (including obtaining lien searches) to establish that the Collateral Agent will have a perfected first priority security interest in the Collateral shall have been taken, and, in connection with real estate collateral with a value in excess of $10,000,000 in the aggregate, the Collateral Agent shall have received satisfactory title insurance policies and other customary documentation to the extent reasonably requested by it;

13

(ix) the Agent shall have received such legal opinions (including opinions (i) from counsel to the Company, and (ii) from such special and local counsel as may be required by the Agent), certificates (including a solvency certificate of a duly authorized officer delivered solely in his capacity as an officer), documents and other instruments as are customary for transactions of this type or as it may reasonably request;

(x) the completion of the ECAS restructuring; and

(xi) other conditions customary for financings of this nature to be agreed in the definitive documentation.

MISCELLANEOUS

The Restructured Credit Documentation will contain miscellaneous provisions, including, without limitation, the following:

Increased Cost/

Capital Adequacy:	If the Lenders are charged fees, expenses or increased costs, due to the adoption of any law, rule or regulation (including those regarding capital adequacy), due to a change therein or due to a change in the interpretation or administration thereof by a government authority, then upon receipt by the Company of a statement describing such increased costs in reasonable detail, the Company shall pay such amount charged or compensate for a reduction in the Lender’s rate of return.

Other Fees and

Expenses:	The Company will pay out-of-pocket expenses incurred by the Agent and the Arrangers in connection with the Facility and the Restructuring, including without limitation, all reasonable legal fees incurred in connection with the negotiation, execution and delivery of this Term Sheet and facility documents. In addition, the Company will pay the costs and expenses of the Agent, the Lenders and their affiliates in connection with the enforcement of the Restructured Credit Documentation.

Taxes:	Consistent with the Existing Credit Agreement and similar financings.

Reporting:

(i)	Audited annual and unaudited quarterly financial statements of the Company within (a) 90 days after the end of each fiscal year for annual financial statements (without a going concern exception for any fiscal year ending after the Closing Date and without an exception based on scope of the audit), and (b) 45 days after the end of each fiscal quarter for quarterly financial statements. No later than 30 days after the end of each fiscal month the Company shall provide separate monthly reporting consisting of total cash balances and unrestricted cash and descriptions of asset sales, investments and portfolio information (delinquency and non-performing asset status), among other things, in detail satisfactory to the Agent;

14

(ii)	written notice by the Company of (a) any development or event (excluding any litigation involving claims of less than $5,000,000) that could reasonably be expected to have a material adverse effect on the Company’s or any Credit Party’s ability to perform its obligations under the Restructured Credit Documentation or on the Company and its subsidiaries taken as a whole;

(iii)	the announcement of any change or possible change in the Company’s credit rating by Standard & Poors, Moody’s or Fitch;

(iv)	written notice by the Company of (a) any material default of the Company or any of its subsidiaries under any contractual obligation of the Company or its subsidiaries involving a monetary claim in excess of $25,000,000, or (b) any order, judgment or decree in excess of $25,000,000 having been entered against the Company or any of its subsidiaries;

(v)	written notice by the Company of the occurrence of any Default within three business days of actual knowledge of the occurrence;

(vi)	written notice of notices of violation from any Governmental Authority;

(vii)	annual and quarterly compliance certificate signed by a responsible officer of the Company certifying, among other things, compliance in all material respects with the Restructured Credit Documentation and setting forth supporting calculations;

(viii)	certain ERISA reporting; and

(ix)	such other information as the Agent on behalf of any Lender may reasonably request.

Documentation:	All documentation prepared in connection with the Facility must be in form and substance reasonably satisfactory to the Agent, the Lenders and the Company in accordance with the Lock Up Agreement.

Change of

Circumstances:	The Restructured Credit Documentation will contain customary provisions protecting the Lenders in the event of the unavailability of funding, illegality, and funding losses.

Indemnification:	The Restructured Credit Documentation will contain standard provisions to indemnify the Agent, the Arrangers and the Lenders against all losses, liabilities, claims, damages, or expenses relating to the Loans, the Restructuring and related transactions, including, without limitation, reasonable attorney’s fees, settlement costs and other reasonable and related expenses (except such as result from any indemnitee’s gross negligence or willful misconduct).

Set-Offs:	The Restructured Credit Documentation will contain standard provisions to allow the Lenders to exercise rights of set-off and to govern sharing of any proceeds of set-off, including sharing with the holders of other Secured Obligations.

15

Release of Claims;

Waiver of Defaults:	The Restructured Credit Documentation will contain a comprehensive release of claims by the Company in favor of the Agent, the Arrangers, the Lenders and their respective affiliates, employees, officers, agents and representatives.

The Restructured Credit Documentation will contain a provision waiving defaults and events of defaults that arose under the Existing Credit Agreement.

Transfers and

Participations:	The Lenders will have the right to assign, transfer or sell participations in their Loans with the transferability of voting rights relating to participations limited to changes in principal, rate, fees, and term. Assignments will be allowed in minimum amounts of $5,000,000 upon payment to the Agent by the assigning Lender of an assignment fee in the amount of $3,500 and consent of the Agent (not to be unreasonably withheld) if such assignee is not a Lender or Lender affiliate. No assignments to a “competitor” of the Company or to Company or its affiliates shall be permitted. No transfers or participations shall be permitted from and after October 29, 2009 to and including the date the Lock-Up Agreement is entered into (the “Lock-Up Execution Date”) and any transfers after the Lock-Up Execution Date from a consenting lender will require the transferee to be bound by the consent of the transferor.

Changes in GAAP:	Except to the extent specifically stated herein to the contrary, all financial calculations shall be determined in accordance with GAAP; provided, that, should GAAP change and either the Company or the Required Lenders shall object to the application of any such change, then GAAP shall be applied on a basis consistent with the Company’s most recent financial statements delivered to the Agent and the Lenders on which no objection was made (until such objection is withdrawn or the applicable provisions of the Restructured Credit Documentation are amended by the Company and the Required Lenders), unless such change is required by law or at the direction of the Securities and Exchange Commission.

Governing Law:	State of New York.

Confidentiality:	None of the Lenders or any of their respective affiliates (the “Parties”) shall make or issue any general announcement or other public statement with respect to the Restructuring or the Facility. The confidentiality provisions of the Existing Credit Agreement shall apply to the Facility, the Restructuring and related transactions. Nothing in this paragraph will prevent any Party from disclosing publicly information that such Party’s counsel in good faith determines is required by law to be disclosed.

Other:	Customary provisions regarding consent to jurisdiction, waiver of jury trial, service of process and other miscellaneous matters.

16

Exhibit A

Total Obligations

Amount
Unsecured Debt Outstanding[1]
Revolving Line of Credit	$1,388.0
Unsecured Private Noteholders
Series 2004 A Notes	$82.0
Series 2004 B Notes	85.0
Series 2005-A Notes	126.0
Series 2005-B Notes	75.0
Series 2006-A Notes	19.7
Series 2006-B Notes	5.0
Private Noteholders Make-Whole[2]	21.6

Sub-Total	$414.2
Public Bonds	550.0

Total Outstanding Debt	$2,352.2

Q2 2009 Interest Rate Swaps MTM[3]	$63.0

THE COMPANY Letter of Credit to ECAS SICAR[4]	$131.0

Total Obligations	$2,546.2

[1]	Based on 10-Q filed June 30, 2009. Series 2006-A and 2006-B Private Notes converted to USD at corresponding exchange rates as of June 30, 2009.
[2]	Make-whole amount calculated as of March 30, 2009.
[3]	Assumed break fee based on mark-to-market estimate of CMBS, FX and THE COMPANY CRE CDO swaps as of August 31, 2009.
[4]	Assuming draw is made to the letter of credit; €89.0 million obligation converted at exchange rate of 1.47 USD/EUR.

Exhibit B

Aggregate Amortization for Amortizing Obligations Assuming all Public Note Obligations are exchanged for

New Notes.

DATE	MINIMUM AMORTIZATION AMOUNT	PENALTY AMORTIZATION AMOUNT

December 31, 2010	$250,000,000	$300,000,000
June 30, 2011	—	87,500,000
December 31, 2011	300,000,000	262,500,000
June 30, 2012	—	100,000,000
December 31, 2012	350,000,000	300,000,000
June 30, 2013	300,000,000	350,000,000
Final Maturity	Balance

A basket of $200 million (in the aggregate) may be used, at the Company’s option, to defer future Minimum Amortization Amounts (but not Penalty Amortization Amounts) in respect of the Amortizing Obligations, of which no more than $100 million may be used for 2010 minimum amortization. If the Company defers a payment of any Minimum Amortization Amount in 2010, it shall pay a deferral fee of 1.00% on the aggregate amount of the Amortizing Obligations outstanding on December 31, 2010, after giving effect to amortization payments made on such date. Such deferrals shall in no event cause the aggregate cumulative amount of principal amortization, inclusive of the Closing Payment, to be less than $1.65 billion on June 30, 2013.

Exhibit B

Bank/Investor	Principal Amount of Claims
BANK LEUMI USA	$	[******]
BANK OF AMERICA	$	[******]
BANK OF COMMUNICATIONS	$	[******]
BANK OF EAST ASIA, LIMITED NEW YORK BRANCH	$	[******]
BAYERISCHE HYPO UND VEREINSBAN	$	[******]
BB&T	$	[******]
BMO CAPITAL MARKETS FINANCING, INC.	$	[******]
CATHAY UNITED BANK	$	[******]
CHANG HWA COMMERCIAL BANK	$	[******]
CITICORP NORTH AMERICA INC	$	[******]
CITIZENS BANK OF PENNSYLVANIA	$	[******]
CREDIT SUISSE CAYMAN ISLANDS B	$	[******]
FIRST COMMERCIAL BANK, NEW YORK AGENCY	$	[******]
FORTIS BANK SA/NV, NEW YORK BRANCH	$	[******]
GOLDMAN SACHS LENDING PARTNERS	$	[******]
HSBC BANK USA, NATIONAL ASSOC	$	[******]
JPMORGAN CHASE	$	[******]
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. CHICAGO BRANCH	$	[******]
MEGA INTERNATIONAL COMMERCIAL BANK SILCON VALLEY BRANCH	$	[******]
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH	$	[******]
MORGAN STANLEY BANK, NA	$	[******]

Confidential Treatment Requested by American Capital, Ltd.

ACAS — 0005

PNC BANK	$	[******]
REGIONS BANK	$	[******]
ROYAL BANK OF CANADA	$	[******]
SOCIETE GENERALE	$	[******]
SOVEREIGN BANK	$	[******]
SUNTRUST BANK	$	[******]
TAIPEI FUBON COMMERCIAL BANK	$	[******]
TAIWAN BUSINESS BANK	$	[******]
UBS AG STAMFORD	$	[******]
UNION BANK OF CALIFORNIA	$	[******]
WACHOVIA BANK, N.A.	$	[******]
WESTLB AG, NY BRANCH	$	[******]

Confidential Treatment Requested by American Capital, Ltd.

ACAS — 0006